Semiannual Report

June 30, 2000


--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio


Invest With Confidence(registered trademark)
T. Rowe Price

This report is authorized for distribu- tion only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc.,
Distributor


Dear Investor

Stocks were extremely volatile in the first half of 2000, and most market indices declined despite a powerful rebound late in the period. The signal event was a 37% correction in the tech-heavy Nasdaq Composite in early spring that resulted in the near destruction of many small- and mid-capitalization Internet companies. After trailing large-caps for several years, mid-cap stocks were strong performers during the period, led by the technology and biotechnology sectors.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 6/30/00               6 Months         12 Months
--------------------------------------------------------------------------------

Mid-Cap Growth Portfolio               5.84%            17.75%

S&P MidCap Index                       8.97             16.98

Russell Midcap
Growth Index                          12.15             48.59

Lipper Variable Annuity
Underlying Mid Cap
Funds Average                          8.54             35.75

     The Mid-Cap Growth Portfolio's 5.84% first-half return, while respectable in absolute terms, lagged its benchmarks for the period. Our gain of 17.75% in the 12 months ended June 30 exceeded the Standard & Poor's MidCap Index but trailed the Russell Midcap Growth Index and our Lipper category. Results in both periods were affected by our lower weighting in technology stocks compared with the benchmarks as well as our more valuation-sensitive approach.

MARKET ENVIRONMENT

     In the midst of an economic expansion that has shattered all records for duration, U.S. economic growth actually accelerated in the first quarter of 2000. The Federal Reserve, which had raised short-term rates three times last year, raised the ante three more times in the first half of 2000, capped by a half-point move on May 16. Finally, by late May, the economy began to show signs of responding to the Fed's strong medicine. Retail sales were sluggish, consumer confidence dipped slightly, and job creation and industrial demand slowed. Despite anecdotal evidence of wage inflation and a sharp increase in energy prices, the government's price measures continued to show only slight increases over 1999. The economy's robust growth has helped generate increasingly large federal government budget surpluses, a situation most would have thought impossible just a few years ago, and some are even predicting that the U.S. government could be debt-free in a decade. Fixed-income investors nearly panicked at the prospect of a looming "shortage" of 30-year Treasury bonds resulting from reduced federal borrowing and the initiation of a Treasury debt buyback.

     In the first quarter, the stock market, like the economy, proved amazingly resilient in the face of generally rising interest rates. Powerful momentum
     - and rabid speculation - carried over from late 1999. Valuations of the favored technology, Internet, biotech, and telecom stocks reached historically high levels by the time the Nasdaq Composite peaked above 5000 on March 10. However, market volatility was also extreme. During the first half, the S&P 500 experienced intraday price swings of 2% or more on 40% of all trading days, and the Nasdaq Composite fluctuated more than 2% intraday an incredible 84% of the time. The only comparable periods in market history were the 1930s and the 1970s - and stocks did not fare well overall in either decade. In our opinion, the high volatility indicates a lack of conviction on the part of investors.

     A sharp correction - some called it a bear market - took hold in March, as Internet and biotech stocks, in particular, crashed. Many technology stocks bounced back quickly in June as investors grew more optimistic that the Fed's rate hikes might be nearing an end. In fact, by mid-July, after the close of our reporting period, many biotech, telecom, networking, and semiconductor stocks had pushed back toward their highs. But most of the dot-coms, particularly those with the slimmest profit prospects, have not recovered. While many of the biggest winners of 1999 and early 2000 were companies with no earnings, investors have begun to demand profitability, though they are once again willing to pay very high price/earnings (P/E) ratios for stocks with rapid profit growth.

     Value-oriented shares, such as those of retailers and industrial companies, had a brief moment in the sun during the Nasdaq correction, but faded late in the period on fears of an economic slowdown. A more positive sign, however, is that market breadth improved in June as investors also began to embrace more reasonably priced, steady growth stocks. While large-cap stocks have generally dominated the market since 1994, small- and mid-cap shares have taken the lead in the past year. The S&P MidCap Index's robust 8.97% first-half gain was nearly three times that of the Russell 2000 Index of smaller companies, while the Dow Jones Industrial Average, the S&P 500, and the Nasdaq Composite all fell in the period.

PORTFOLIO REVIEW

     Technology, telecom, and health care stocks once again dominated our top contributors list for the past 6- and 12-month periods. Both PMC-Sierra, a leader in chips that help speed network communications, and Analog Devices, which specializes in analog-to-digital processors that are also important for communications, were among our top three contributors for the two periods. Xilinx, a leader in programmable logic chips, made it into the top 10 twice.

     In health care, we benefited from powerful rallies in Waters Corp., Sepracor, Teva Pharmaceutical Industries, and AmeriSource Health over the past six months. Waters manufactures equipment, including mass spectrometers, necessary for drug research and development in the biotech industry. Investors concluded - correctly, in our view - that one way to profit from the surge of investment in genetic research, especially in the early stages, is to invest in companies providing "picks and shovels" for the prospectors engaged in the human genome gold rush. Sepracor, by contrast, has been mining the biotech field for years and has struck gold in the form of a strong pipeline of new products that have already begun producing accelerating revenues for the company. Teva, expanding beyond its roots as a leading generic-drug maker, is experiencing considerable success with the introduction of a powerful new multiple sclerosis drug, Copaxone. Fears of Internet disintermediation weighed heavily on many of the portfolio's holdings in late 1999 and early 2000, and none more than AmeriSource, the fourth-largest drug distributor in the U.S., which was seen to be particularly vulnerable. The company's stock more than doubled in the first half as investors concluded that its business would not be imminently affected by the Internet. To the best of our knowledge, pharmaceuticals still cannot be downloaded electronically!

     Exceptions to this tech and health care hegemony included Waddell & Reed Financial and BJ Services. Waddell & Reed, a 1998 spin-off from Torchmark, is a well-run investment manager that is beginning to gain recognition on Wall Street. BJ Services, which provides oil field equipment and services, benefited from rising energy prices and an increase in exploration activity.

     The list of our worst performers was dominated by consumer and business services stocks, such as CIBER, Royal Caribbean Cruises, Hertz, and Circuit City Stores. CIBER, an information technology firm, experienced problems transitioning its revenue base from packaged applications and Year 2000 assignments to Internet enablement, the segment now in greatest demand. We eliminated Royal Caribbean Cruises as industry capacity appears likely to outstrip demand in the intermediate term. Hertz, the world's largest car rental firm, continued to grow earnings, but investors sold the stock anyway, fearing an economic slowdown. We believe that Hertz's stock price discounts a much more negative scenario than is likely, and we have added to our position. Circuit City, a category killer well positioned to benefit from increased consumer spending on all manner of digital devices, experienced a sales slowdown in May, causing its stock to dive.

     We added marginally to our technology and health care holdings, and their sector weightings rose due to strong relative performance. Exposure to the consumer sector fell because of weak performance and sales of stocks such as Royal Caribbean.


Sector Diversification
--------------------------------------------------------------------------------
                                                   12/31/99      6/30/00
--------------------------------------------------------------------------------

Financial                                                9%          10%

Health Care                                             13           16

Consumer                                                14            8

Technology                                              17           21

Business Services                                       30           28

Energy                                                   4            6

Industrial                                               4            3

Basic Materials                                         --           --

Reserves                                                 9            8
--------------------------------------------------------------------------------

Total                                                  100%         100%


INVESTMENT STRATEGY AND OUTLOOK

     We are in the midst of a remarkable period of technological change. Advances in many fields - semiconductors, biotechnology, genomics, telecommunications, and the Internet, to name just a few - are reported daily. The changes are so rapid that it is often unclear what is important or relevant, even to industry participants, until much later. The technology revolution has coincided with two other phenomena that have led to a combustible stock market environment. The first is a change in the structure of markets, which we have discussed at length in earlier letters. The dramatic reduction in trading commissions, driven by huge advances in processing and communications technology, has made the individual investor a greater force in the market. Even as individuals have greatly accelerated their trading activity, intermediaries such as brokers and dealers have reacted to lower commission structures by reducing the capital devoted to their own market-making activities. The net result is that stock price movements are exaggerated in both directions. Finally, it is worth noting that these changes in technology and market structure have coincided with the longest economic expansion ever, dulling our collective memories of the risks inherent in the market.

     Momentum investing is again ascendant. In spite of the spring correction, technology stocks dominated first-half performance in the mid-cap sector, contributing a significant amount of the indices' return. Virtually all of this came from stocks with very high valuations, or without any earnings at all. Many investors are buying stocks based on accelerating earnings per share, accelerating revenues, or even accelerating increases in stock prices. This can lead to very high valuations that are hard to justify by traditional measures. While bulls rationalize high stock prices by noting the boundless opportunities of many of these companies, the recent experience of many dot-com companies should be instructive. Price movements can suddenly reverse, and if fundamental problems develop, stocks can fall dramatically before they find strong valuation support.

     We have always prided ourselves on being able to achieve market-beating returns while taking below-average risk for a mid-cap growth fund. Risk reduction is achieved through individual security and sector diversification as well as a strong bias toward buying growth at reasonable valuations. Over the long run this has held us in good stead, but in the last few quarters, our valuation bias strongly hindered returns. One of our benchmarks, the Russell Midcap Growth Index, is composed of 52% technology stocks, and 26% of the index's stocks are Internet-related, according to Prudential Securities. We have not been able to keep pace with this index while maintaining our valuation discipline (even though our loss in the second quarter was only about half that of the index). We do not feel it is appropriate to concentrate more than half of our holdings in a particular sector like technology.

     Some of the many newly minted companies will become the blue chips of the next decade. We realize that fundamentals in the technology sector are terrific. But from a stock standpoint, many technology companies have been driven by price-momentum strategies, and valuations have become divorced from the fundamentals. Finding good companies at reasonable prices - which is our philosophy - has not been a market-beating strategy.

     New Economy wisdom holds that technology is not cyclical given the megatrends in global commerce. However, history tells us that in general, technology, as a capital good, is indeed cyclical. Furthermore, in fast-evolving areas where product cycles are short, the propensity for technology firms to remain growth companies over an extended period is lower than average. This would argue for lower-than-average price-earnings ratios, not higher, relative to underlying growth rates.

     In the last few months, a refreshing reality has returned to the high growth marketplace. In fact, it almost seems that investors' valuation methodology has come full circle. A year or so ago, in an attempt to rationalize bringing unprofitable dot-com companies with unproven business models public, investors moved from analyzing price-to-earnings ratios to gauging price-to-sales ratios. By the beginning of this year, as valuations continued to climb and underwriting standards fell further, investors collectively migrated from price-to-sales ratios to a true back-of-the-envelope construct, price-to-market opportunity. In this surreal environment, dreams seemed reality, and economic reason was ignored. But in the span of six short months, we have returned to analyzing earnings again. Eventually, we are confident, investors will rediscover that P (price) can get too high compared with E (earnings).

     Although highly valued stocks have driven investment performance in the last year, a large part of the market remains untouched by the excitement. Valuations remain well above historical averages in sectors such as semiconductors, communications equipment, and biotechnology, but many other segments, such as business services and telecom services, appear reasonably priced. We have even added some new holdings in the Internet sector in the last few months. Mid-caps remain a segment of the market where, on balance, prices are reasonable compared with earnings, and valuations are especially attractive compared with large-caps. We believe that the Mid-Cap Growth Portfolio remains an excellent vehicle for capitalizing on the exciting opportunities available in mid-cap stocks today.

     Respectfully submitted,


     Brian W.H. Berghuis
     President and Chairman of the
     Investment Advisory Committee


     John F. Wakeman
     Executive Vice President

     July 17, 2000


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share

6 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
Waddell & Reed Financial                          19(cents)

PMC-Sierra                                        19

Analog Devices                                    18

Waters Corp.                                      17

Sepracor                                          17

Robert Half International                         15

BJ Services                                       15

AmeriSource Health                                15

Xilinx                                            14

Teva Pharmaceutical Industries                    13

--------------------------------------------------------------------------------
Total                                            162(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Novell **                                        -11(cents)

CIBER                                             10

Royal Caribbean Cruises **                        10

Hertz                                              9

Synopsys **                                        8

Circuit City Stores                                7

Affiliated Computer Services                       7

Rhythms NetConnections *                           7

Intuit                                             7

VoiceStream Wireless                               7

--------------------------------------------------------------------------------
Total                                            -83(cents)
--------------------------------------------------------------------------------


12 Months Ended 6/30/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

VoiceStream Wireless                              60(cents)

PMC-Sierra                                        37

Analog Devices                                    35

Western Wireless                                  28

Xilinx                                            25

BJ Services                                       23

MedImmune                                         23

Teva Pharmaceutical Industries                    21

Sepracor                                          20

Waddell & Reed Financial                          19

--------------------------------------------------------------------------------
Total                                            291(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Galileo International                            -15(cents)

Warnaco Group **                                  14

Affiliated Computer Services                      10

Shopko Stores                                     10

Republic Services                                  9

Circuit City Stores                                8

Ingram Micro **                                    8

National Data **                                   8

Premier Parks                                      8

Covance **                                         7

--------------------------------------------------------------------------------
Total                                            -97(cents)
--------------------------------------------------------------------------------

 *   Position added
**   Position eliminated



Portfolio Highlights
--------------------------------------------------------------------------------

Twenty-Five Largest Holdings
--------------------------------------------------------------------------------

                                                             Percent of
                                                             Net Assets
                                                              6/30/00
--------------------------------------------------------------------------------

Waddell & Reed Financial                                        2.3%

Analog Devices                                                  2.0

Western Wireless                                                2.0

Waters Corp.                                                    1.6

AmeriSource Health                                              1.6

Devon Energy                                                    1.5

Sepracor                                                        1.5

VoiceStream Wireless                                            1.5

Xilinx                                                          1.5

Robert Half International                                       1.4

Teva Pharmaceutical Industries                                  1.4

MedImmune                                                       1.4

Federated Investors                                             1.4

Concord EFS                                                     1.3

Gilead Sciences                                                 1.3

Circuit City Stores                                             1.2

NOVA Corporation                                                1.2

Intuit                                                          1.2

Republic Services                                               1.2

Shire Pharmaceuticals                                           1.2

Maxim Integrated Products                                       1.2

PMC-Sierra                                                      1.1

Tech Data                                                       1.1

Viad                                                            1.1

Wellpoint Health Networks                                       1.1

--------------------------------------------------------------------------------
Total                                                          35.3%
--------------------------------------------------------------------------------

Note:  Table excludes reserves.


Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


Mid-Cap Growth Portfolio
--------------------------------------------------------------------------------

As of 6/30/00

                  Fund              Index#1          Index#2

12/31/96          10000             10000            10000

6/97              10630             11299            10705

12/97             11880             13225            11723

6/98              13880             14367            13181

12/98             14503             15753            13786

6/99              16129             16836            15635

12/99             17945             18072            20844

6/00              18993             19694            22202



Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Mid-Cap Growth Portfolio
Periods Ended 6/30/00

                                               Since           Inception
         1 Year           3 Years          Inception                Date
--------------------------------------------------------------------------------

         17.75%            21.34%             20.15%            12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio
Unaudited

                              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                             6 Months         Year                  12/31/96
                                Ended        Ended                   Through
                              6/30/00     12/31/99     12/31/98     12/31/97

NET ASSET VALUE
  Beginning of period        $  17.46     $  14.27     $  11.88     $  10.00

Investment activities
  Net investment
  income (loss)                    --           --        (0.01)          --

  Net realized and
  unrealized gain (loss)         1.02         3.37         2.61         1.88

  Total from
  investment activities          1.02         3.37         2.60         1.88

Distributions
  Net realized gain               --         (0.18)       (0.21)          --

NET ASSET VALUE
End of period                $  18.48     $  17.46     $  14.27     $  11.88
                             ---------------------------------------------------

Ratios/Supplemental Data

  Total return(diamond)          5.84%       23.73%       22.08%       18.80%

Ratio of total expenses
to average net assets            0.85%!       0.85%        0.85%        0.85%

Ratio of net investment
income (loss)
to average net assets          (0.04)%!       0.01%      (0.11)%           --

Portfolio turnover rate          53.2%!       48.1%        47.8%        40.3%

Net assets, end of
period (in thousands)         $231,803     $127,228     $ 29,911     $ 15,272

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!         Annualized

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2000 (Unaudited)

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

Common Stocks  92.0%

FINANCIAL  9.4%

Bank and Trust  0.4%

North Fork Bancorporation                                63,300   $      958

                                                                         958

Insurance  2.9%

ACE Limited                                              67,900        1,901

MGIC Investment                                          36,600        1,665

Protective Life                                          47,500        1,265

Radian Group                                             37,000        1,915

                                                                       6,746

Financial Services  6.1%

Capital One Financial                                    40,000        1,785

E*TRADE Group *                                          82,800        1,363

eSpeed (Class A) *                                        6,200          269

Federated Investors (Class B)                            91,600        3,212

Heller Financial                                         97,500        1,999

NextCard *                                               17,800          151

Waddell & Reed Financial
  (Class A)                                              96,800        3,176

Waddell & Reed Financial
  (Class B)                                              75,550        2,196

                                                                      14,151

Total Financial                                                       21,855


HEALTH CARE  15.8%

Pharmaceuticals  3.2%

ALZA *                                                    4,200          248

Shire Pharmaceuticals ADR *                              54,000        2,805

Teva Pharmaceutical

  Industries ADR                                         59,200        3,284

Watson Pharmaceuticals *                                 20,100        1,080

                                                                       7,417

Biotechnology  7.1%

Abgenix *                                                 8,000          959

Affymetrix *                                              7,800        1,288

Gilead Sciences *                                        41,700        2,967

IDEC Pharmaceuticals *                                   15,900        1,865

Incyte Genomics *                                        11,000          903

MedImmune *                                              43,700        3,232

QLT *                                                    21,000        1,631

Sepracor *                                               28,900        3,486

                                                                      16,331

Medical Instruments and Devices  2.9%

Millipore                                                15,700   $    1,183

Sybron International *                                  101,600        2,013

Waters Corp. *                                           29,100        3,632

                                                                       6,828

Health Care Services  2.6%

Lincare *                                                79,600        1,958

Omnicare                                                174,400        1,581

Wellpoint Health Networks *                              33,800        2,448

                                                                       5,987

Total Health Care                                                     36,563



CONSUMER  8.4%

Soft Goods Retailers  0.9%

TJX                                                     115,200        2,160

                                                                       2,160

Hard Goods Retailers  5.4%

BJ's Wholesale Club *                                    65,600        2,165

Borders Group *                                          46,500          724

Circuit City Stores                                      87,300        2,897

Consolidated Stores *                                    77,400          929

Family Dollar Stores                                    124,400        2,433

HomeGrocer.com *                                         52,200          316

O'Reilly Automotive *                                    75,700        1,043

ShopKo Stores *                                          38,500          592

Whole Foods Market *                                     34,300        1,418

                                                                      12,517


Consumer Non-Durables  0.6%

Jones Apparel Group *                                    58,100        1,365

                                                                       1,365

Restaurants  0.8%

Outback Steakhouse *                                     65,400        1,913

                                                                       1,913

Entertainment  0.7%

Premier Parks *                                          64,500        1,468

                                                                       1,468

Total Consumer                                                        19,423


TECHNOLOGY  21.1%

Computer Software  6.1%

Electronic Arts *                                        23,200        1,693

Informatica *                                            17,900        1,466

Intuit *                                                 69,000        2,850

ISS Group *                                              15,000        1,481

Macromedia *                                             12,000   $    1,160

Mercury Interactive *                                     9,900          958

NetIQ *                                                  20,000        1,192

Peregrine Systems *                                      59,800        2,082

Vitria Technology *                                      20,000        1,223

                                                                      14,105

Semiconductors and Components  8.2%

Analog Devices *                                         60,700        4,613

CTS                                                       6,200          279

KLA-Tencor *                                             31,900        1,869

Lattice Semiconductor *                                  32,000        2,213

Maxim Integrated Products *                              40,900        2,777

Molex (Class A)                                          37,700        1,321

PMC-Sierra *                                             15,000        2,665

Xilinx *                                                 40,800        3,370

                                                                      19,107


Networking and Telecom Equipment  0.2%

Efficient Networks *                                      6,800          501

                                                                         501

E-Commerce  3.8%

CNET Networks *                                          40,000          981

Commerce One *                                            9,200          418

Digex *                                                  18,000        1,224

DoubleClick *                                            35,700        1,361

HomeStore.com *                                          43,600        1,278

Internet Capital Group *                                 39,800        1,470

Priceline.com *                                          31,900        1,210

USInternetworking *                                      43,700          892

                                                                       8,834


Computer Hardware/Peripherals  2.8%

Flextronics International *                              21,000        1,443

Jabil Circuit *                                          24,000        1,191

Sanmina *                                                23,100        1,974

SCI Systems *                                            48,600        1,905

                                                                       6,513

Total Technology                                                      49,060


BUSINESS SERVICES  27.6%

Telecom Services  7.7%

Allegiance Telecom *                                     11,300          724

AT&T (Class B) *                                         33,900        1,123

Charter Communications
  (Class A) *                                            57,800          952

Covad Communications Group *                             23,000          370

Crown Castle International *                             56,400        2,057

McLeod USA *                                             43,600   $      903

Pinnacle Holdings *                                      34,800        1,866

Rhythms NetConnections *                                 38,400          482

Rogers Communications *                                  48,600        1,385

Voicestream Wireless *                                   29,100        3,385

Western Wireless *                                       83,100        4,526

                                                                      17,773

Computer Services  6.3%

Affiliated Computer
  Services (Class A) *                                   67,500        2,232

BISYS Group *                                            10,000          618

Ceridian *                                               75,700        1,821

Concord EFS *                                           116,300        3,024

FIserv *                                                 14,000          605

Galileo International                                    77,700        1,622

NOVA Corporation *                                      103,300        2,886

SunGard Data Systems *                                   55,700        1,727

                                                                      14,535

Distribution  3.1%

AmeriSource Health *                                    116,500        3,612

MSC (Class A) *                                          50,500        1,057

Tech Data *                                              59,700        2,599

                                                                       7,268

Media and Advertising  2.5%

Catalina Marketing *                                     21,800        2,224

Lamar Advertising *                                      20,300          880

TMP Worldwide *                                          18,000        1,328

Univision Communications
  (Class A) *                                            13,000        1,345

                                                                       5,777

Environmental  1.2%

Republic Services (Class A) *                           176,800        2,829

                                                                       2,829

Miscellaneous Business Services  5.5%

CIBER *                                                  87,600        1,161

eLoyalty *                                               19,900          253

Hertz (Class A)                                          52,600        1,476

Keane *                                                  76,700        1,659

Manpower                                                 68,000        2,176

Robert Half International *                             116,500        3,320

Viad                                                     91,600        2,496

Xpedior *                                                16,700          230

                                                                      12,771

Transportation  0.7%

C.H. Robinson Worldwide                                  16,700   $      826

Expeditors International of
  Washington                                             15,900          752

                                                                       1,578

Engineering and Construction  0.6%

Martin Marietta Materials                                31,800        1,286

                                                                       1,286

Total Business Services                                               63,817


ENERGY  6.0%

Exploration and Production  3.0%

Devon Energy                                             62,800        3,529

Diamond Offshore Drilling                                38,700        1,359

Ocean Energy *                                          155,000        2,199

                                                                       7,087

Energy Services  3.0%

BJ Services *                                            38,500        2,406

Smith International *                                    28,400        2,068

Tidewater                                                67,700        2,437

                                                                       6,911

Total Energy                                                          13,998


INDUSTRIAL  3.3%

Machinery  2.8%

Danaher                                                  31,800        1,572

Pentair                                                  67,700        2,404

Teleflex                                                 38,700        1,434

United Rentals *                                         65,800        1,127

                                                                       6,537


Automobiles and Related  0.5%

ITT Industries                                           35,500        1,078

                                                                       1,078

Total Industrial                                                       7,615


BASIC MATERIALS  0.3%

Metals and Mining  0.3%

Allegheny Technologies                                   38,900   $      700

Total Basic Materials                                                    700

Total Miscellaneous

Common Stocks 0.1%                                                       323

Total Common Stocks (Cost  $185,142)                                 213,354


Short-Term Investments  8.1%

Money Market Funds  8.1%

Government Reserve Investment
  Fund, 6.27% #                                      18,748,106       18,748


Total Short-Term Investments
(Cost  $18,748)                                                       18,748

Total Investments in Securities

100.1% of Net Assets (Cost $203,890)                                $232,102

Other Assets Less Liabilities                                           (299)

NET ASSETS                                                          $231,803
                                                                   ----------

Net Assets Consist of:

Accumulated net investment income -
  net of distributions                                                 $(26)

Accumulated net realized gain/loss -
  net of distributions                                                5,025

Net unrealized gain (loss)                                           28,212

Paid-in-capital applicable to 12,542,622
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000
  shares of the Corporation authorized                              198,592

NET ASSETS                                                         $231,803
                                                                  ----------
NET ASSET VALUE PER SHARE                                            $18.48
                                                                  ----------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.


Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
Unaudited

                                                                    6 Months
                                                                       Ended
                                                                     6/30/00

Investment Income (Loss)

Income

  Interest                                                              $462

  Dividend                                                               255

  Total income                                                           717

Expenses

  Investment management and administrative                               751

Net investment income (loss)                                             (34)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                                 3,033

Change in net unrealized gain or loss on securities                    7,016

Net realized and unrealized gain (loss)                               10,049

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $10,015
                                                                   ----------


The accompanying notes are an integral part of these financial statements.


Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands
Unaudited

                                                       6 Months         Year
                                                          Ended        Ended
                                                        6/30/00     12/31/99

Increase (Decrease) in Net Assets

Operations

   Net investment income (loss)                  $      (34)  $        8

   Net realized gain (loss)                           3,033        3,171

   Change in net unrealized gain or loss              7,016       15,316

   Increase (decrease) in net
   assets from operations                            10,015       18,495

Distributions to shareholders

   Net realized gain                                      -       (1,220)

Capital share transactions *

   Shares sold                                      104,638       92,776

   Distributions reinvested                               -        1,220

   Shares redeemed                                  (10,078)     (13,954)

   Increase (decrease) in net
   assets from capital
   share transactions                                94,560       80,042

Net Assets

Increase (decrease) during period                   104,575       97,317

Beginning of period                                 127,228       29,911

End of period                                      $231,803     $127,228

*Share information

 Shares sold                                          5,814        6,036

 Distributions reinvested                                 -           76

 Shares redeemed                                       (559)        (919)

 Increase (decrease) in shares outstanding            5,255        5,193


The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
June 30, 2000 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The fund seeks long-term capital appreciation by investing primarily in the common stocks of mid-cap companies whose earnings are expected to grow at a faster-than-average rate. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $131,237,000 and $43,417,000, respectively, for the six months ended June 30, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $203,890,000. Net unrealized gain aggregated $28,212,000 at period-end, of which $41,613,000 related to appreciated investments and $13,401,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $148,000 was payable at June 30, 2000 . The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $460,000 and are reflected as interest income in the accompanying Statement of Operations.